                                                                   Exhibit 10.32

                                    EXHIBIT B

                           ROSETTA INPHARMATICS, INC.

                         COMMON STOCK ISSUANCE AGREEMENT

      This Common Stock Issuance Agreement (the "AGREEMENT") is made as of March 16, 2000, by and between Rosetta Inpharmatics, Inc., a Delaware corporation ("ROSETTA"), and Oxford Gene Technology IP Limited, a company incorporated in England and Wales under number 3845467 ("OGT").

      1. ISSUANCE OF STOCK. Subject to the terms and conditions of this Agreement, on the Issuance Date (as defined below) Rosetta will issue to OGT, and OGT agrees to accept from Rosetta, 686,928 shares of Rosetta's Common Stock (the "SHARES") in partial consideration for the grant to Rosetta by OGT of the license rights specifically set forth in that certain License Agreement of even date herewith (the "LICENSE AGREEMENT") between Rosetta and OGT referred to in paragraph 2 below. The term "SHARES" refers to the Shares issued pursuant hereto and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which OGT is entitled by reason of OGT's ownership of the Shares.

      2. ISSUANCE. The issuance of the Shares under this Agreement shall occur at the principal office of Rosetta simultaneously with the execution of this Agreement by the parties or at such other place or on such other date as Rosetta and OGT shall agree (the "ISSUANCE DATE"). On the Issuance Date, Rosetta will deliver to OGT a certificate representing the Shares to be issued to OGT (which shall be issued in OGT's name) against delivery to Rosetta of a License Agreement in terms approved by Rosetta and duly executed by OGT.

      3. REPRESENTATIONS AND WARRANTIES OF ROSETTA.

      Rosetta hereby represents and warrants to OGT as follows:

            3.1 ORGANIZATION AND STANDING. Each of Rosetta and Acacia (as defined in paragraph 3.3 below) are a corporation duly organized and validly existing under, and by virtue of, the laws of Delaware and is in good standing under such laws. Each of Rosetta and Acacia has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. Each of Rosetta and Acacia is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to qualify would have a material adverse effect on its business or properties.

            3.2 CORPORATE POWER. Rosetta will have as of the Issuance Date all requisite legal and corporate power to execute and deliver this Agreement, to issue the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement

            3.3 SUBSIDIARIES. Rosetta owns 100% of the outstanding capital stock of Acacia Biosciences, Inc., a Delaware corporation ("ACACIA") and except for Acacia, Rosetta has no subsidiaries or affiliated companies and does not otherwise own or control, directly or indirectly, any other corporation, association or business entity.

            3.4 CAPITALIZATION. The authorized capital stock of Rosetta consists, or immediately prior to the Issuance Date will consist, of:

            (a) PREFERRED STOCK. 18,000,000 shares of Preferred Stock, 6,225,000 shares of which have been designated Series A Preferred Stock (the "SERIES A PREFERRED"), of which 4,462,500 shares are issued and outstanding immediately prior to the Issuance Date, 1,600,000 shares of Series B Preferred Stock (the "SERIES B PREFERRED"), of which 1,387,298 shares are issued and outstanding immediately prior to the Issuance Date, 2,750,000 shares of Series C Preferred Stock (the "SERIES C PREFERRED"), of which 2,019,452 shares are issued and outstanding immediately prior to the Issuance Date, 2,285,714 shares of which have been designated Series D Preferred Stock (the "SERIES D PREFERRED"), all of which are issued and outstanding immediately prior to the Issuance Date, 4,469,087 shares of which have been designated Series E Preferred Stock (the "SERIES E PREFERRED") of which 4,469,087 are issued and outstanding immediately prior to the Issuance Date and 2,139,285 shares of undesignated Preferred Stock. Rosetta's Sixth Amended and Restated Certificate of Incorporation as filed with the Secretary of State of Delaware on 15 March 2000 is attached hereto as EXHIBIT A (the "RESTATED CERTIFICATE").

            (b) COMMON STOCK. 40,000,000 shares of Common Stock, 6,250,633 shares of which are issued and outstanding. Rosetta has reserved 6,225,000 shares of Common Stock for issuance upon conversion of the Series A Preferred, 1,600,000 shares of Common Stock for issuance upon conversion of the Series B Preferred, 2,750,000 shares of Common Stock for issuance upon conversion of the Series C Preferred, 2,285,714 shares of Common Stock for issuance upon conversion of the Series D Preferred and 4,469,087 shares of Common Stock for issuance upon conversion of the Series E Preferred. If the Conversion rights attaching to the aforementioned Preferred Stock were exercised in full on the Issuance Date by each of the holders thereof, the number of shares of Common Stock to be issued in satisfaction of such rights would not exceed 14,624,051. An additional 5,286,913 shares are reserved for issuance pursuant to Rosetta's 1997 Stock Plan to Employees and Consultants (as defined in the Plan), of which 1,469,720 shares have been issued pursuant to option exercises, and 1,984,583 shares are subject to outstanding, unexercised options.

            (c) WARRANTS. Immediately prior to the Issuance Date, there were issued and outstanding warrants to purchase up to an aggregate of (a) 891,636 shares of Common Stock (the "COMMON STOCK WARRANTS"), (b) 254,823 shares of Rosetta Series A Preferred (the "SERIES A WARRANTS"), (c) 134,597 shares of Series B Preferred (the "SERIES B WARRANTS") and (d) 54,949 shares of Series C Preferred (the "SERIES C WARRANTS" and together with the Common Stock Warrants, the Series A and the Series B Warrants, collectively, the "ROSETTA WARRANTS").

            (d) All of the issued and outstanding shares of Common Stock and Preferred Stock have been duly authorized and validly issued, are fully paid and non-assessable and have been issued in compliance with applicable federal and state securities laws. Except for (i) conversion privileges of the Preferred Stock, (ii) the outstanding options issued pursuant to the Plan, (iii) the Rosetta Warrants and (iv) as set forth in the Investors' Rights Agreement dated March 14, 2000, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from or issuance by Rosetta of any shares of its capital stock or other securities of any nature whatsoever. Rosetta is not aware of any voting agreements among its stockholders.

            3.5 AUTHORIZATION. All corporate action on the part of Rosetta, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by Rosetta, the authorization, sale, issuance and delivery of the Shares, and the performance of Rosetta's obligations hereunder and thereunder has been taken or will be taken prior to the Issuance Date.

            3.6 VALID ISSUANCE OF SHARES. The Shares that are being issued to OGT hereunder, when issued and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable state and federal securities laws. Based in part upon the representations of OGT in this Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws.

      4. REPRESENTATIONS AND WARRANTIES OF OGT; RESTRICTIONS ON TRANSFER

            4.1 REPRESENTATIONS AND WARRANTIES OF OGT. OGT hereby represents and warrants to Rosetta with respect to the issuance by Rosetta, and acceptance by OGT, of the Shares:

            (a) All action on the part of OGT for the authorization, execution, delivery and performance by OGT of this Agreement and the License Agreement has been taken. This Agreement and the License Agreement, when executed and delivered by OGT, will constitute valid and legally binding obligations of OGT, enforceable in accordance with their terms.

            (b) OGT is an accredited investor within the meaning of Regulation D prescribed by the Securities and Exchange Commission (the "COMMISSION") pursuant to the Securities Act of 1933, as amended (the "ACT").

            (c) OGT is acquiring the Shares for investment for its own account and not with a view to, or for resale in connection with, any distribution. OGT understands that the Shares to be issued to it have not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

            (d) OGT understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, OGT may not sell or transfer or otherwise dispose of the Shares unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. OGT acknowledges that Rosetta has no obligation to register or qualify the Shares for resale. OGT further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to Rosetta which are state and federal corporate and securities laws).

            (e) OGT understands that no public market now exists for any of the securities issued by Rosetta and that there can be no assurance that a public market will ever exist for the Shares.

            (f) OGT has had an opportunity to discuss Rosetta's business, management and financial affairs and the terms and conditions of the offering of the Shares with Rosetta's management.

            (g) OGT hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with the issuance of the Shares to it hereunder or any use of this Agreement, including (i) the legal requirements within its jurisdiction for its acceptance of the Shares in partial consideration for the grant to Rosetta by OGT of the license rights specifically set forth in the License Agreement, (ii) any foreign exchange restrictions applicable to such issuance and acceptance, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the acceptance, holding, redemption, sale, or transfer of the Shares. OGT's acceptance and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of England.

            4.2 LEGENDS. Each certificate representing the Shares shall be endorsed with the following legend (in addition to any legend required by applicable state securities laws):

                  (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

                  (b) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

      Rosetta will not register a transfer of Shares, unless the conditions specified in the foregoing legend are satisfied, and Rosetta may instruct its transfer agent not to register the transfer of any of the Shares unless the conditions specified in the foregoing legend are satisfied. In addition to any other limitations on transferability imposed under the Act or applicable state securities laws, until such time as the common stock of Rosetta is listed on a national securities exchange or Nasdaq National Market, OGT agrees not to offer for sale, sell, assign or otherwise dispose of all or any portion of the Shares without the prior written consent of Rosetta (such consent not to be unreasonably withheld).

            4.3 REMOVAL OF LEGENDS AND TRANSFER RESTRICTIONS. The legend relating to the Act endorsed on a stock certificate pursuant to paragraph 4.2 of this Agreement and the stop transfer instructions with respect to the Shares represented by such certificate shall be removed and Rosetta shall issue a certificate without such legend to the holder of such Shares if such Shares are registered under the Act and a prospectus meeting the requirements of Section 10 of the Act is available or if such holder provides to Rosetta an opinion of counsel for such holder of the Shares reasonably satisfactory to Rosetta, or a no-action letter or interpretive opinion of the staff of the Commission to the effect that a public sale, transfer or assignment of such Shares may be made without registration and without compliance with any restriction such as Rule 144.

      5. MARKET STANDOFF AGREEMENT. In connection with any initial public offering of Rosetta's securities and upon request of Rosetta or the underwriters managing such offering of Rosetta's securities, OGT agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of Rosetta without the prior written consent of Rosetta or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by Rosetta or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of Rosetta's initial public offering.

      6. MISCELLANEOUS.

            (a) GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of law.

            (b) ENTIRE AGREEMENT; ENFORCEMENT OF RIGHTS. This Agreement sets forth the entire agreement and understanding of the parties relating to the Shares and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

            (c) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

            (d) CONSTRUCTION. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

            (e) NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth below or as subsequently modified by written notice.

            (f) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

            (g) SUCCESSORS AND ASSIGNS. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by Rosetta's successors and assigns.

                            [Signature Page Follows]

      The parties have executed this Agreement as of the date first set forth above.

                                    ROSETTA INPHARMATICS, INC.

                                    By:______________________________

                                    Title:___________________________

                                             Address:


                                    OXFORD GENE TECHNOLOGY IP LIMITED:

                                    _________________________________
                                    (Signature)

                                    Address: